UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 7.01             Regulation FD Disclosure

On May 5, 2009, the Registrant held its 2009 Annual Meeting of Shareholders.  At the Annual Meeting, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, made a slide presentation which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, at the Registrant’s Annual Meeting, the shareholders elected four Class 2 Directors, approved and adopted the amendment to the Articles of Incorporation of ACNB Corporation to authorize preferred stock, approved and ratified the ACNB Corporation 2009 Restricted Stock Plan, and ratified the selection of Beard Miller Company, LLP as ACNB Corporation’s independent auditors, as more fully described in the attached press release as of May 7, 2009.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

ITEM 9.01             Financial Statements and Exhibits

(a)           Financial Statements and Exhibits

None.

(b)           Pro Forma Financial Information

None.

(c)           Shell Company Transactions

None.

(d)           Exhibits.

Exhibit Number	Description

99.1	2009 Annual Meeting Slide Presentation.
99.2	Press Release dated May 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 7, 2009	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit No.

99.1                 2009 Annual Meeting Slide Presentation.

99.2                 Press Release dated May 7, 2009.